UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Airgas, Inc.
(Name of Registrant as Specified in Its Charter)

Air Products Distribution, Inc.
Air Products and Chemicals, Inc.
(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):
☑       No fee required.
☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐       Fee paid previously with preliminary materials.
☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Paul Huck
SVP and CFO

Barclays ROC Stars Conference
May 18, 2010

Barclays ROC Stars Conference 2010
Forward Looking Statement

This presentation contains “forward-looking statements” within the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, including earnings guidance and comments regarding the
Company’s proposed acquisition of Airgas, Inc. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date this presentation is made regarding important risk factors. Actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors not anticipated by management, including, without limitation, longer than anticipated delay in global economic recovery;
renewed deterioration in economic and business conditions; poor demand for the Company's products;
future financial and operating performance of major customers and industries served by the Company;
inability to collect receivables from or recovery of payments made by customers in bankruptcy proceedings;
unanticipated contract terminations or customer cancellations or postponement of projects and sales; asset impairments due to economic conditions or specific product or customer events; unexpected costs associated with the Company’s cash tender offer for Airgas, Inc.; costs of future restructuring actions which are not currently planned or anticipated; the impact of competitive products and pricing; interruption in ordinary sources of supply of raw materials; the ability to recover unanticipated increased energy and raw material costs from customers; costs and outcomes of litigation or regulatory activities; charges related to current portfolio management and cost reduction actions; the success of implementing cost reduction programs; failure to consummate the tender offer for Airgas, Inc. or inability to achieve anticipated acquisition synergies or unanticipated integration costs; the timing, impact, and other uncertainties of future acquisitions or divestitures; significant fluctuations in interest rates and foreign currencies from that currently anticipated; the continued availability of capital funding sources in all of the Company's foreign operations;
the impact of new or changed environmental, healthcare, tax or other legislation and regulations in jurisdictions in which the Company and its affiliates operate; the impact of new or changed financial accounting guidance; the timing and rate at which tax credits can be utilized and other risk factors described in the Company’s Form 10K for its fiscal year ended September 30, 2009. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this document to reflect any change in the Company’s assumptions, beliefs or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based.

Barclays ROC Stars Conference 2010

ADDITIONAL INFORMATION
On February 11, 2010, Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc. ("Air
Products"), commenced a cash tender offer for all the outstanding shares of common stock of Airgas, Inc. ("Airgas") not already owned by Air Products, subject to the terms and conditions set forth in the Offer to Purchase dated as of February 11,
2010 (the "Offer to Purchase").  The purchase price to be paid upon the successful closing of the cash tender offer is $60.00 per share in cash, without interest and less any required withholding tax, subject to the terms and conditions set forth in the
Offer to Purchase, as amended. The offer is scheduled to expire at midnight, New York City time, on Friday, June 4, 2010, unless further extended in the manner set forth in the Offer to Purchase.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by Air Products with the U.S. Securities and Exchange Commission ("SEC") on February 11, 2010.
INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC
CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by Air
Products through the web site maintained by the SEC at http://www.sec.gov. The Offer to Purchase and related materials may also be obtained for free by contacting the Information Agent for the tender offer, MacKenzie Partners, Inc., at 212-929-
5500 or toll-free at 800-322-2885.

In connection with the proposed transaction, Air Products may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Airgas. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE
AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Air Products through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS
Air Products and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Air Products' directors and executive officers in Air Products' Annual Report on Form 10-K for the year ended September 30,
2009, which was filed with the SEC on November 25, 2009, and its proxy statement for the 2010 Annual Meeting, which was filed with the SEC on December 10, 2009. These documents can be obtained free of charge from the sources indicated
above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Barclays ROC Stars Conference 2010
Financial Performance*

* non-GAAP, see appendix for reconciliation
	FY04	thru	FY08	H109	H209	H110
Sales ( CAGR| % chg vs PY )		14%		(16%)	(25%)	7%
Operating Margin	12.8%	+1.8%	14.6%	13.2%	15.5%	16.0%
Adj’d Cont Ops EPS ( CAGR| % chg vs PY )		21%		(24%)	(16%)	28%
ROCE (4 quarter trailing)	9.6%	+3.4%	13.0%
ROCE (instantaneous)				10%	11%	12%

Barclays ROC Stars Conference 2010
We have Multiple Growth Opportunities

● Hydrogen for refining
● Oxygen for gasification
● LNG heat exchangers
Energy
Environment
Emerging Markets
● Oxyfuel
● Carbon capture
● Multiple Gas Applications
● Electronics across Asia
● Equity Affiliate positions
● Expanding Merchant
 positions in Asia

Merchant Gases
Strong growth in Asia

- Largest Liquid/Bulk Share in China among global majors
- Leading Merchant positions in Taiwan, Korea and Thailand

China Liquid Share 2009 - Majors

Air Products 31%
Competitor 1 20%
Competitor 2 18%
Competitor 3 16%
Competitor 4 15%

Asia Merchant Revenues ($ MM)

900
800
700
600
500
400
300
200
100
0
FY07
FY08
FY09
FY10

Barclays ROC Stars Conference 2010
• Leading Merchant Gases
 supplier in India
• Generating growth through
 our value-added technology

Barclays ROC Stars Conference 2010
Cleanfire® HRi™
burner
Efficient oxygen
plant design
Merchant Gases
Applications Driven Growth

A winning combination!

THE QUEEN'S AWARDS
FOR ENTERPRISE:
INNOVATION
2007
AIR PRODUCTS
PACKAGED GASES GROUP

Barclays ROC Stars Conference 2010
Merchant Gases
Winning New Customers with Industrial Gases

Integra® Cylinders

Barclays ROC Stars Conference 2010
Low-Conversion
Refinery
H2 scf/ bbl 0 - 150
Sulfur spec. None
High-Conversion
Refinery
 800 -1000 +
 <30 to <15 ppm s

Other 20%
Residual Fuel 34%
Other 17%
Residual fuel 1%
Transportation Fuel 46%
Transportation Fuel 82%
Conversion
45%
Crude
25%
Clean
Fuels
15%
Outsourcing
15%
Tonnage Gases
Hydrogen Still Fueling Future Growth
Refinery Conversion

Barclays ROC Stars Conference 2010
Tonnage Gases
Leading Global Hydrogen Positions
Southern
California
Edmonton,
Canada
Sarnia, Canada
Texas
Louisiana
Rotterdam

Barclays ROC Stars Conference 2010

•Steel
 −Asian infrastructure growth
 −Mill modernization
•Gasification
 −Power
 −Feedstock independence
 −Low BTU hydrocarbons
•Cleaner coal
 −Power
 −CO2 capture
200,000-300,000 tons-per-day new oxygen capacity by 2018
100+ new plants

Barclays ROC Stars Conference 2010
Tonnage Gases
Asian growth accelerating
•With Premiere Customers: Sinopec, Petrochina, CNOOC,
 Jushi Group, Samsung and TSMC
•In All Key Markets - Steel, Non-Ferrous Metals, Electronics,
 Chemicals, Refining, Coal Gasification
•With Our Premiere Offerings
 −Oxygen (leading supplier of O2 for gasification plants)
 −HyCO (global leader)
 −Nitrogen
 −LNG
 −Cold Energy (unique offering)
•Opportunity pipeline continues to grow across the region

Barclays ROC Stars Conference 2010

Projected 2010
• Marathon Garyville
• XOM Baton Rouge
• Total Port Arthur
• XOM Baytown
• MarkWest Texas

Projected 2011-2012
• XOM Rotterdam
• Shell Rotterdam
• Marathon Detroit
• Monsanto Louisiana
Continuous
improvement
Operating
bonuses
Base take
or pay
Franchise
positions
Additional
products
Superior returns:
• Ann Joo Steel Malaysia
• US Steel Nanticoke, Ont.
• Shadeed Steel Oman
• Sphinx Glass Egypt
• Isle of Grain LNG UK
• Emirates Glass Abu Dhabi
• Weihe Energy Gasifier
• Xingtai Steel
• PetroChina ASU JV

– IC silicon (MSI) = 13%

200%
100%
0%
PV
LED
TFT-LCD
Silicon (MSI)
2009
2010
2011
2012
2013

Barclays ROC Stars Conference 2010
Electronics
Strong Recovery Continues
• Solid growth in existing and new markets
 – TFT-LCD = 20%
 – PV = 30%
 – LED = 14%
  (‘09 to ‘13 CAGR)
• Majority market share positions with industry leaders
 – #1 in IC, TFT-LCD and foundry
• #1 in Electronic industry powerhouses Korea and Taiwan
• Positioned well to capitalize in emerging geographies
• New and existing products leverage market demand for
 new technology

Barclays ROC Stars Conference 2010
Equity Affiliates
Important Source of Growth

Mexico
Italy
India
South Africa
Thailand

Barclays ROC Stars Conference 2010
Outlook
Q3 FY’10 EPS        $1.25-$1.29
● Improving economy, seasonality
● New plants on-stream
● Higher Electronics restructuring costs
● Higher Energy development spending/outages
FY’10 EPS     $4.90-$5.00

● WW manufacturing growth up ~2%
● CapEx forecast unchanged, ~$1.3B-$1.5B
● Tax rate unchanged, about 25%-26%

Offer to Acquire Airgas

Barclays ROC Stars Conference 2010
Airgas transaction highlights

Consideration	All-cash offer for all Airgas shares at $60.00 per share
Premium	Premium of 38% to ARG unaffected price on 2/04/10 of $43.53
Accretion	Expected to be substantially accretive to Air Products cash EPS in year one
Synergies	Substantial cost synergies yielding $250 million run-rate by the end of year two
Financing
• APD has secured committed financing, is committed
 to remaining investment grade and to returning to A rating
• Transaction costs expected to be approximately $200MM,
 expensed as incurred
• Q2 $0.07 per share
• Q3 ~$0.10 per share

Regulatory Approval	• Air Products has thoroughly considered potential regulatory issues and is prepared to make appropriate divestitures • Productive discussions with FTC continue

Barclays ROC Stars Conference 2010
Compelling strategic and industrial logic

Creates one of the world’s leading integrated industrial gas companies
• Largest industrial gas company in North America
• Diversified across geographies and distribution channels with competitive positions in all three supply modes: Packaged Gases, Liquid Bulk, Tonnage
Combination of highly complementary skills and strengths enables us to better serve the needs of customers
• Air Products’ leadership in tonnage, strong European and joint venture packaged gas positions
• Airgas’ leadership in U.S. packaged gases
• Air Products’ Engineering and Technology Skills
Mutually beneficial strategic transaction
• Provides Air Products a highly efficient re-entry into U.S. packaged gas market
• APD global infrastructure enables more rapid Airgas international expansion
Significant synergies available
• Substantial cost savings
• Growth opportunities as economy recovers
• Leverages Air Products’ supply chain and SAP capabilities

Barclays ROC Stars Conference 2010
Synergies

Supply Chain
•Consolidate filling locations
•Consolidate specialty gas plant locations
•Move from local delivery to hub and spoke
•Combine purchasing requirements
•Utilize Shared Services for Packaged Gas operations and
 Product Management
Overheads
•Use Shared Services for back office - finance, HR, IT,
 purchasing, invoicing, credit & collections, marketing
•Rationalize management
•Rationalize corporate infrastructure
SAP enables these synergies

Barclays ROC Stars Conference 2010
Path forward . . .

Air Products
committed to
completing
transaction
Litigation
• Commenced litigation in
 Delaware
Tender offer
• Offer commenced Feb 11
• Financing committed
Regulatory process
• Prepared to make
 appropriate divestitures
Shareholder meeting proposals
• Provided notice May 13
• Annual Meeting on or before
 September 17

Barclays ROC Stars Conference 2010
1. Election of three independent director nominees
2. Amend by-laws to implement director eligibility requirements
 • Would make any Airgas board members (except CEO) not
 elected at annual meeting ineligible to serve on Airgas Board for three years
 • If not elected but re-appointed, CEO could not serve as Chairman
3. Amend by-laws to require Airgas to hold future annual
 meetings in January
 • 2011 annual meeting to be held on January 18
 • Provides early opportunity for shareholders to replace majority of
 Airgas Board
4. Repeal all by-law amendments after April 7, 2010
Air Products’ proposals

Barclays ROC Stars Conference 2010
John P. Clancey
 −Age 65
 −Chairman Emeritus, Maersk Inc.
 −Former President and Chief Executive Officer, Sea-Land Service, Inc.
 −Principal and founder, Hospitality Logistics, International
 −Former Director, UST Inc.
 −Former Director, Foster Wheeler AG
 −Former Director, AT&T Capital
 −Retired Captain, U.S. Marine Corps
Robert L. Lumpkins, Jr.
 −Age 66
 −Chairman, The Mosaic Company
 −Former Vice Chairman and Chief Financial Officer, Cargill Inc.
 −Director, Ecolab Inc.
 −Director, Black River Asset Management LLC
 −Advisor, Varde Partners, Inc.
 −Advisory Board Member, Metalmark Capital
 −Trustee, Howard University
Ted B. Miller, Jr.
 −Age 58
 −Founder, former Chairman and Chief Executive Officer, Crown Castle International Corp.
 −President, 4M Investments, LLC
 −Chairman, founder and majority shareholder, M7 Aerospace LP
 −Chairman, founder and majority shareholder, Intercomp Technologies, LLC
 −Chairman, founder and majority shareholder, Visual Intelligence
 −Former Director, Affiliated Computer Services, Inc.
Highly qualified nominees

- Continued margin and return improvement
- Airgas transaction yields substantial growth, cost savings, cash generation and EPS accretion

Barclays ROC Stars Conference 2010
RESULTS
• Double-digit EPS growth
• ROCE 3-5% above cost of
 capital
The Air Products opportunity

STABILITY
• Long term contracts,
 consistent and
 predictable cash flow
• Diversified across
 geographies and
 distribution channels
• Airgas opportunity
 creates competitive
 positions in all three
 supply modes,
 maintains strong
 balance sheet
GROWTH
• Solid backlog and
 strong growth
 opportunities across all
 geographies
• New growth
 opportunities in energy,
 environment and
 emerging markets
• Airgas provides highly
 efficient re-entry into
 U.S. packaged gas
 market, broadening our
 growth opportunities
Well positioned for long-term value creation

Thank you
www.airproducts.com

($ Millions, except per share data)

FY04 and FY08 - Total Co.	GAAP Measure FY04	GAAP Measure FY08	Non GAAP Ajusts. FY04 (1)	Non GAAP Ajusts. FY08 (2)	Non GAAP Measure FY04	Non GAAP Measure FY08	CAGR	BP Change
Sales	6,163.2	10,414.5			6,163.2	10,414.5	**14%**	
Operating Income	836.9	1,495.8	(49.0)	26.3	787.9	1,522.1		
Operating Margin	13.6%	14.4%			**12.8%**	**14.6%**		**180bp**
Diluted EPS - Continuing Ops	$2.51	$4.97	($0.13)	$0.08	$2.38	$5.05	**21%**	

(1) Proforma Stock Option Expense
(2) Q208 Pension Settlement

Barclays ROC Stars Conference 2010
Non GAAP Appendix: Year over Year Deltas

AIR PRODUCTS

($ Millions, except per share data)

GAAP Measure	Q109	Q209	6 months to date (First Half FY09)	Q309	Q409	6 months to date (Second Half FY09)	Q110	Q210	6 months to date (First Half FY10)
Sales	2,195.3	1,955.4	4,150.7	1,976.2	2,129.3	4,105.5	2,173.5	2,249.0	4,422.5
Operating Income	114.1	260.4	374.5	143.8	328.0	471.8	345.0	340.6	685.6
Operating Margin	5.2%	13.3%	9.0%	7.3%	15.4%	11.5%	15.9%	15.1%	15.5%
Non GAAP Op Income Adjustments									
Global Cost Reduction Plan	174.2		174.2	124.0		124.0			
Pension Settlement				8.0		8.0			
Customer Bankruptcy and Asset Actions				32.1		32.1			
Acquisition - Related Costs								23.4	23.4
Non-GAAP Measure									
Operating Income	288.3	260.4	548.7	307.9	328.0	635.9	345.0	364.0	709.0
Operating Margin	13.1%	13.3%	**13.2%**	15.6%	15.4%	**15.5%**	15.9%	16.2%	**16.0%**

Year over Year Deltas

	Q108	Q208	6 months to date (First Half FY08)	Q308	Q408	6 months to date (Second Half FY08)
Sales	2,407.4	2,542.7	4,950.1	2,749.7	2,714.7	5,464.4
GAAP Measure - EPS	$1.18	$1.18	$2.36	$1.35	$1.26	$2.61
Pension Settlement		$0.08	$0.08			
Non GAAP Measure - EPS	$1.18	$1.26	$2.44	$1.35	$1.26	$2.61

	Q109	Q209	6 months to date (First Half FY09)	Q309	Q409	6 months to date (Second Half FY09)	Q110	Q210	6 months to date (First Half FY10)
Sales	2,195.3	1,955.4	4,150.7	1,976.2	2,129.3	4,105.5	2,173.5	2,249.0	4,422.5
GAAP Measure - EPS	$0.42	$0.89	$1.31	$0.54	$1.14	$1.68	$1.16	$1.16	$2.32
Global Cost Reduction Plan	$0.55		$0.55	$0.39		$0.39			
Pension Settlement				$0.02		$0.02			
Customer Bankruptcy and Asset Actions				$0.10		$0.10			
Acquisition - Related Costs								$0.07	$0.07
Non GAAP Measure - EPS	$0.97	$0.89	$1.86	$1.05	$1.14	$2.19	$1.16	$1.23	$2.39
Sales FY09 vs FY08			**-16%**			**-25%**			
Non GAAP EPS FY09 vs. FY08			**-24%**			**-16%**			
Sales FY10 vs FY09									**7%**
Non GAAP EPS FY10 vs. FY09									**28%**

Barclays ROC Stars Conference 2010
Non GAAP Appendix: Half Year Deltas

AIR PRODUCTS

$ Millions Quarter Ended	Q108	Q208	Q308	Q408	Q109	Q209	Q309	Q409	Q110	Q210
Numerator										
Operating Income Reported		348.6	393.7	373.1	114.1	260.4	143.8	328.0	345.0	340.6
Equity Affiliate Income		42.4	46.5	30.8	24.5	27.0	28.5	32.2	26.9	32.2
Earnings before tax as reported		391.0	440.2	403.9	138.6	287.4	172.3	360.2	371.9	372.8
Global Cost Reduction Plan		0.0	0.0	0.0	174.2	0.0	124.0	0.0	0.0	0.0
Pension Settlement Charge		26.3	0.0	0.0	0.0	0.0	8.0	0.0	0.0	0.0
Customer Bankruptcy and Asset Actions		0.0	0.0	0.0	0.0	0.0	32.1	0.0	0.0	0.0
Acquisition - Related Costs		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.4
Earnings before tax ex items		417.3	440.2	403.9	312.8	287.4	336.4	360.2	371.9	396.2
Effective tax rate as reported		25.3%	25.0%	23.3%	7.3%	26.0%	18.1%	26.0%	24.9%	25.2%
Earnings after tax as reported		292.1	330.2	309.8	128.5	212.7	141.1	266.5	279.3	278.9
Effective tax rate ex items		26.1%	25.0%	23.3%	24.0%	26.0%	26.1%	26.0%	24.9%	26.0%
Earnings after tax ex items		308.4	330.2	309.8	237.7	212.7	248.6	266.5	279.3	293.2
4 Qtr trailing AT earnings (numerator) - as reported					1,060.6	981.2	792.1	748.8	899.6	965.8
4 Qtr trailing AT Earnings (numerator) - ex items					1,186.1	1,090.4	1,008.8	965.5	1,007.1	1,087.6
Denominator										
Total Debt	3,972.5	4,383.9	4,027.3	3,966.8	4,169.2	4,102.4	4,145.2	4,501.5	4,418.7	4,343.4
Air Products Shareholders' Equity	5,603.0	5,524.3	5,568.7	5,030.7	4,726.1	4,638.1	4,928.3	4,791.9	5,033.9	5,265.6
Noncontrolling Interest	99.3	117.4	115.5	136.2	137.9	126.7	134.6	138.1	150.2	152.7
Total Capital	9,674.8	10,025.6	9,711.5	9,133.7	9,033.2	8,867.2	9,208.1	9,431.5	9,602.8	9,761.7
5 Qtr Average Capital (denominator)					9,515.8	9,354.2	9,190.7	9,134.7	9,228.6	9,374.3
ROCE as rptd (4 Qtr trail AT earnings / 5 pt avg capital)					11.1%	10.5%	8.6%	8.2%	9.7%	10.3%
ROCE ex items (4 Qtr trail AT earnings/ 5 pt avg capital)					12.5%	11.7%	11.0%	10.6%	10.9%	11.6%
Half year ROCE ex items (half year earnings AT x 2) / 3 pt avg capital)						10%		11%		12%

Barclays ROC Stars Conference 2010

Appendix: ROCE

AIR PRODUCTS

	Q208	Q308	Q408	Q109	Q209	Q309	Q409	Q110	Q210
Reported									
Income from Cont. Ops. Bef. Tax	352.1	400.7	361.1	102.1	257.4	144.8	332.3	340.3	343.3
Noncontrolling Interest	(4.5)	(7.6)	(4.8)	(5.0)	(1.6)	(4.8)	-	(5.0)	(6.4)
Income from Cont. Ops. Before Tax, after Noncontrolling Interest	347.6	393.1	356.3	97.1	255.8	140.0	332.3	335.3	336.9
Tax Expense	87.8	98.1	82.9	7.1	66.5	25.4	86.3	83.5	84.9
Tax Rate Reported	**25.3%**	**25.0%**	**23.3%**	**7.3%**	**26.0%**	**18.1%**	**26.0%**	**24.9%**	**25.2%**
ITEMS									
Operating Income									
Global Cost Reduction Plan				174.2		124.0			
Pension Settlement Charge	26.3					8.0			
Customer Bankruptcy and Asset Actions						32.1			
Acquisition - related costs									23.4
Tax Exp									
Global Cost Reduction Plan				58.1		39.8			
Supp. Pension Plan Charge	9.8					3.0			
Tax adjustments									
Customer Bankruptcy and Asset Actions						11.1			
Acquisition - related costs									8.8
Ex Items									
Income from Cont. Ops. Before Tax	373.9	393.1	356.3	271.3	255.8	304.1	332.3	335.3	360.3
Tax Expense	97.6	98.1	82.9	65.2	66.5	79.3	86.3	83.5	93.7
Tax Rate ex Items	**26.1%**	**25.0%**	**23.3%**	**24.0%**	**26.0%**	**26.1%**	**26.0%**	**24.9%**	**26.0%**

Barclays ROC Stars Conference 2010

Appendix: ROCE Tax Rate

AIR PRODUCTS

$ Millions	FY04					FY08				
Quarter Ended	Q403	Q104	Q204	Q304	Q404	Q407	Q108	Q208	Q308	Q408
Numerator										
Operating Income Reported		181.7	200.2	231.3	223.7		380.4	348.6	393.7	373.1
Equity Affiliate Income		17.8	19.2	19.8	21.8		25.3	42.4	46.5	30.8
Earnings before tax as reported		199.5	219.4	251.1	245.5		405.7	391.0	440.2	403.9
Pension Settlement Charge		0.0	0.0	0.0	0.0		0.0	26.3	0.0	0.0
Proforma Stock Option Expense		(12.0)	(12.1)	(12.7)	(12.2)		0.0	0.0	0.0	0.0
Earnings before tax ex items		187.5	207.3	238.4	233.3		405.7	417.3	440.2	403.9
Effective tax rate as reported		26.3%	27.7%	27.6%	25.2%		26.9%	25.3%	25.0%	23.3%
Earnings after tax as reported		147.0	158.6	181.8	183.6		296.6	292.1	330.2	309.8
Effective tax rate ex items		25.4%	27.0%	27.0%	24.5%		26.9%	26.1%	25.0%	23.3%
Earnings after tax ex items		139.9	151.3	174.0	176.1		296.6	308.4	330.2	309.8
4 Qtr trailing AT earnings (numerator) - as reported					671.0					1,228.7
4 Qtr trailing AT Earnings (numerator) - ex items					641.3					1,245.0
Denominator										
Total Debt	2,503.0	2,547.4	2,624.4	2,428.8	2,384.5	3,667.8	3,972.5	4,383.9	4,027.3	3,966.8
Air Products Shareholders' Equity	3,759.3	3,982.5	4,141.0	4,245.6	4,420.0	5,495.6	5,603.0	5,524.3	5,568.7	5,030.7
Noncontrolling Interest	105.2	107.3	99.3	85.1	88.8	92.9	99.3	117.4	115.5	136.2
Total Capital	6,367.5	6,637.2	6,864.7	6,759.5	6,893.3	9,256.3	9,674.8	10,025.6	9,711.5	9,133.7
5 Qtr Average Capital (denominator)					6,704.4					9,560.4
ROCE as rptd (4 Qtr trail AT earnings / 5 pt avg capital)					10.0%					12.9%
ROCE ex items (4 Qtr trail AT earnings/ 5 pt avg capital)					**9.6%**					**13.0%**

Barclays ROC Stars Conference 2010
Non GAAP Appendix: ROCE FY04 and FY08

Q104	Q204	Q304	Q404	Q108	Q208	Q308	Q408
Reported								
Income from Cont. Ops. Bef. Tax	169.0	187.6	221.8	217.6	364.9	352.1	400.7	361.1
Noncontrolling Interest	(1.9)	(4.1)	(3.3)	(2.5)	(6.1)	(4.5)	(7.6)	(4.8)
Income from Cont. Ops. Before Tax, after Noncontrolling Interest	167.1	183.5	218.5	215.1	358.8	347.6	393.1	356.3
Tax Expense	43.9	50.8	60.4	54.3	96.5	87.8	98.1	82.9
Tax Rate Reported	26.3%	27.7%	27.6%	25.2%	26.9%	25.3%	25.0%	23.3%
ITEMS								
Operating Income								
Proforma Option Expense	(12.0)	(12.1)	(12.7)	(12.2)				
Pension Settlement Charge						26.3		
Tax Exp								
Proforma Option Expense	(4.5)	(4.5)	(4.8)	(4.6)				
Pension Settlement Charge						9.8		
Ex Items								
Income from Cont. Ops. Before Tax	155.1	171.4	205.8	202.9	358.8	373.9	393.1	356.3
Tax Expense	39.4	46.3	55.6	49.7	96.5	97.6	98.1	82.9
Tax Rate ex Items	25.4%	27.0%	27.0%	24.5%	26.9%	26.1%	25.0%	23.3%

Barclays ROC Stars Conference 2010
Non GAAP Appendix:
ROCE Tax Rate FY04 and FY08

Barclays ROC Stars Conference 2010
Non-GAAP Appendix: FY10 Guidance

($ Millions, except per share data)
FY10 Guidance vs. FY09
Diluted EPS
Continuing Ops
FY09 GAAP
$3.00
FY09 Global Cost Reduction Plan
$0.94
FY09 Pension Settlement
$0.02
FY09 Customer Bankruptcy and Asset Actions
$0.10
FY09 Non GAAP
$4.06
FY10 Guidance, excludes acquisition related costs
$4.90-$5.00
FY09 GAAP
$3.00
% Change GAAP
63%-67%
FY10 Guidance, excludes acquisition related costs
$4.90-$5.00
FY09 Non GAAP
$4.06
% Change Non GAAP
21%-23%